EXHIBIT 99.A

Boston Capital Tax Credit Fund II Limited Partnership – Series 7

Schedule III – Real Estate and Accumulated Depreciation

March 31, 2002

Description	Encum- brances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation computed
		Land	Buildings and improvements	Improvements	Land	Buildings and Improvements	Total

BOWDITCH SCHOOL	1,594,613	65,961	4,818,466	95,763	65,961	4,914,229	4,980,190	1,837,385	Dec-89	Dec-89	34

BRIARWOOD APTS LP	617,506	44,500	747,246	34,377	44,500	781,623	826,123	376,764	Dec-89	Dec-89	5-27.5

BUCKNER PROP LP	613,627	27,500	771,030	28,914	27,500	799,944	827,444	398,741	Mar-89	Dec-89	5-27.5

CREEKSIDE	1,079,680	89,016	1,290,616	96,943	89,016	1,387,559	1,476,575	294,856	Sep-89	Jun-89	5-27.5

DEER HILL II LP	1,465,255	103,000	1,424,556	338,656	103,000	1,763,212	1,866,212	827,845	May-89	Feb-90	5-27.5

HILLANDALE	4,677,372	601,653	4,198,973	2,898,458	601,653	7,097,431	7,699,084	2,794,110	Jan-90	Dec-89	5-27.5

KING CITY ELDERLY	1,658,088	175,000	2,549,870	65,392	175,000	2,615,262	2,790,262	1,116,463	Nov-89	Jun-90	27.5

LEBANON PROP II LP	568,199	3,000	730,187	12,188	3,000	742,375	745,375	358,164	Jul-89	Dec-89	5-27.5

METROPOLE APTS ASSOC	2,063,302	82,800	2,621,625	89,825	82,800	2,711,450	2,794,250	1,162,279	Dec-89	Dec-89	27.5

OAK GROVE EST. LP	479,763	15,200	597,465	18,594	15,200	616,059	631,259	297,989	Sep-89	Dec-89	27.5

OAKVIEW LTD	1,115,902	35,280	1,375,820	96,788	35,280	1,472,608	1,507,888	531,778	Oct-89	Dec-89	40

ROSENBERG HOTEL	1,762,198	452,000	7,434,335	(5,207,904)	415,000	2,226,431	2,641,431	322,975	Jan-92	Feb-90	27.5

WESTWOOD	1,398,393	96,600	1,355,174	401,220	96,660	1,756,394	1,853,054	774,815	Jul-90	Jul-90	5-27.5

WINFIELD PROP II LP	604,295	37,000	735,086	17,921	37,000	753,007	790,007	371,656	May-89	Dec-89	5-27.5

	19,698,193	1,828,510	30,650,449	(1,012,865)	1,791,570	29,637,584	31,429,154	11,465,820

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2001.

**There were no carrying costs as of December 31, 2001.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund II Limited Partnership – Series 7

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period – 4/1/92		$41,816,362
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	1,735,711
Other	0
		$1,735,711

Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period – 3/31/93		$43,552,073
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	147,543
Other	0
		$147,543

Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period – 3/31/94		$43,699,616
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	58,462
Other	0
		$58,462

Deductions during period:
Cost of real estate sold	$0
Other	(261,992)
		$(261,992)
Balance at close of period – 3/31/95		$43,496,086

Balance at close of period – 3/31/95		$43,496,086
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	26,794
Other	0
		$26,794
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period – 3/31/96		$43,522,880
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	0
Other	0
		$0
Deductions during period:
Cost of real estate sold	$0
Other	(12,480,477)
		$(12,480,477)
Balance at close of period – 3/31/97		$31,042,403
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	44,376
Other	0
		$44,376
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period – 3/31/98		$31,086,779

Balance at close of period – 3/31/98		$31,086,779
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	56,791
Other	0

		$56,791
Deductions during period:
Cost of real estate sold	$0
Other	(1,070,393)
		$(1,070,393)
Balance at close of period – 3/31/99		$30,073,177

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	56,415
Other	0
		$56,415
Deductions during period:
Cost of real estate sold	$0
Other **	0
		$0
Balance at close of period – 3/31/00		$30,129,592

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	976,119
Other	0
		$976,119
Deductions during period:
Cost of real estate sold	$0
Other **	0
		$0
Balance at close of period – 3/31/01		$31,105,711

Balance at close of period – 3/31/01		$31,105,711
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	323,443
Other	0
		$323,443
Deductions during period:
Cost of real estate sold	$0
Other **	0
		$0
Balance at close of period – 3/31/02		$31,429,154

Reconcilation of Accumulated Depreciation current year changes

Balance at beginning of period – 4/1/92		$2,312,199

Current year expense	$1,360,178

Balance at close of period – 3/31/93		$3,672,377

Current year expense	$1,436,830

Balance at close of period – 3/31/94		$5,109,207

Current year expense	$1,391,094

Balance at close of period – 3/31/95		$6,500,301

Current year expense	$1,384,980

Balance at close of period – 3/31/96		$7,885,281

Current year expense	$(333,705)

Balance at close of period – 3/31/97		$7,551,576

Current year expense	$980,513

Balance at close of period – 3/31/98		$8,532,089

Current year expense	$100,126

Balance at close of period – 3/31/99		$8,632,215

Current year expense	$956,619

Balance at close of period – 3/31/00		$9,588,834

Current year expense	$937,982

Balance at close of period – 3/31/01		$10,526,816

Current year expense	$939,004

Balance at close of period – 3/31/02		$11,465,820

Boston Capital Tax Credit Fund II Limited Partnership – Series 9

Schedule III – Real Estate and Accumulated Depreciation

March 31, 2002

Description	Encum- brances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amout at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
438 WARREN ST.	721,934	45,972	1,177,081	45,456	45,972	1,222,537	1,268,509	545,647	May-90	Mar-90	28

BEAVER BROOK	1,172,556	135,070	1,395,155	71,387	135,070	1,466,542	1,601,612	677,187	May-90	Apr-90	27.5

BIG LAKE SENIORS	552,504	27,804	732,961	23,997	27,804	756,958	784,762	121,575	Jun-95	Apr-94	5-27.5

BLAKELY	1,019,050	50,000	1,159,403	112,106	50,000	1,271,509	1,321,509	548,332	May-90	May-90	5-27.5

BLANCO SR	513,765	40,147	679,816	0	40,147	679,816	719,963	136,878	Sep-94	Dec-93	7-40

BLOOMINGDALE	1,465,348	100,338	1,771,660	10,794	100,338	1,782,454	1,882,792	802,915	Mar-90	May-90	5-27.5

BREEZEWOOD	1,416,584	114,000	1,784,173	29,771	114,000	1,813,944	1,927,944	787,432	May-90	May-90	7-27.5

BROOKLYN	1,098,352	9,000	1,416,895	97,636	9,000	1,514,531	1,523,531	525,765	May-90	May-90	5-27.5

CALIF. INV. V	5,314,755	401,411	10,661,108	193,203	401,411	10,854,311	11,255,722	3,617,256	Mar-90	Mar-90	35

CAMBRIDGE	1,122,781	99,974	1,381,815	2,550	99,974	1,384,365	1,484,339	631,376	Jan-90	Apr-90	7-27.5

CEDAR RAPIDS	4,363,886	294,600	7,692,319	302,572	294,600	7,994,891	8,289,491	3,487,898	Jun-90	Apr-90	7-27.5

CORINTH	1,475,406	53,351	1,865,231	164,149	53,351	2,029,380	2,082,731	913,722	Feb-90	Apr-90	5-27.5

COTTON MILL ASSOC.	1,460,336	75,000	1,730,384	17,491	75,000	1,747,875	1,822,875	471,834	Jul-93	Oct-92	5-27.5

FAWN RIVER	3,666,592	77,000	4,396,993	497,959	77,000	4,894,952	4,971,952	1,796,319	Oct-90	Oct-90	27.5

FOUNTAIN GREEN	702,406	68,134	880,440	4,970	68,134	885,410	953,544	391,116	May-90	Jun-90	27.5

GLENWOOD HOTEL	700,187	25,000	1,128,486	21,864	25,000	1,150,350	1,175,350	508,243	Jun-90	Jun-90	7-27.5

GREENWICH	1,468,638	85,197	1,862,476	179,147	85,197	2,041,623	2,126,820	877,711	Feb-90	Apr-90	5-27.5

GRIFTON	1,235,640	35,393	1,170,847	381,446	35,393	1,552,293	1,587,686	323,478	Feb-94	Sep-93	7-27.5

HACIENDA VILLA	3,728,188	233,165	7,304,446	167,769	274,352	7,472,215	7,746,567	2,287,947	Jan-90	Apr-90	40

HAINES CITY	1,424,546	100,000	1,709,218	23,633	100,000	1,732,851	1,832,851	802,661	Feb-90	Apr-90	27.5

HERNANDO	1,472,694	70,000	1,975,766	47,758	70,000	2,023,524	2,093,524	863,730	Jul-90	Jun-90	27.5

HOBE SOUND	2,763,846	261,000	3,482,634	66,903	261,000	3,549,537	3,810,537	1,547,214	Apr-90	Apr-90	27.5

IMMOKALEE	2,174,436	160,000	2,732,134	14,220	160,000	2,746,354	2,906,354	882,954	May-90	May-90	7-27.5

Description	Encumbr- ances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
KRISTIN PARK	1,378,316	117,179	1,694,459	45,589	117,179	1,740,048	1,857,227	571,274	Jun-90	Mar-90	27.5

LE GRANDE ENTERPRISES	1,719,474	13,090	2,232,493	0	67,500	2,232,493	2,299,993	396,696	Oct-93	Nov-92	5-50

LONGMEADOW	1,467,830	95,000	1,765,749	11,764	95,000	1,777,513	1,872,513	543,217	Aug-90	Aug-90	10-40

MAYWOOD	1,487,946	53,000	1,961,139	30,432	53,000	1,991,571	2,044,571	861,074	Jul-90	Mar-90	5-27.5

MEADOW RUN	634,662	44,400	784,163	6,118	44,400	790,281	834,681	355,458	May-90	May-90	27.5

MEADOWCREST	2,837,449	286,065	4,982,274	90,634	286,065	5,072,908	5,358,973	2,334,795	Oct-90	Sep-90	5-27.5

NEWFANE SENIOR	949,582	30,000	1,211,708	33,392	30,000	1,245,100	1,275,100	466,590	Sep-92	Oct-92	5-27.5

OLD STAGE	1,254,234	39,840	1,517,419	4,352	39,840	1,521,771	1,561,611	665,103	Sep-90	May-90	27.5

PEDCOR INVEST	3,604,745	170,435	6,211,383	420,817	170,435	6,632,200	6,802,635	2,003,414	Apr-90	Mar-90	27.5

PLEASANTON SR	614,236	40,000	813,308	12,507	40,000	825,815	865,815	197,549	Jul-93	Dec-93	40

POLKTON HOUSING	633,643	25,038	754,785	11,564	25,038	766,349	791,387	303,917	Dec-93	Jan-94	5-27.5

PRINCESS MANOR	1,479,503	57,066	1,869,314	12,614	57,066	1,881,928	1,938,994	837,173	Aug-90	Jun-90	5-27.5

PRINCESS VILLAS	1,478,516	63,104	1,786,927	14,063	63,104	1,800,990	1,864,094	790,977	Aug-90	Jun-90	5-27.5

PUTNEY FIRST	1,412,066	128,800	1,804,424	2,801	128,800	1,807,225	1,936,025	436,554	May-93	Dec-92	5-27.5

QUAIL HOLLOW RRH	1,455,741	100,000	1,861,652	20,338	100,000	1,881,990	1,981,990	861,683	Jan-90	May-90	27.5

QUAIL HOLLOW-WARSAW	1,392,084	33,500	1,747,578	8,435	33,500	1,756,013	1,789,513	515,053	Sep-90	Jul-90	7-40

RAINBOW GARDENS	1,202,780	70,000	1,450,989	287	70,000	1,451,276	1,521,276	483,648	Jun-93	Dec-92	7-27.5

RAITT ST APTS	823,759	270,281	1,221,755	0	270,281	1,221,755	1,492,036	372,074	Aug-93	May-93	5-27.5

SCHOOL ST. II	654,712	37,622	1,585,434	27,936	37,622	1,613,370	1,650,992	528,147	Jun-93	Jun-93	7-27.5

SOUTH PARIS	1,474,087	65,000	1,853,831	(150,490)	242,301	1,703,341	1,945,642	585,969	Oct-92	Nov-92	5-27.5

Description	Encum- brances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
SOUTHWESTERN	1,414,619	30,000	1,766,094	53,615	30,000	1,819,709	1,849,709	822,466	May-90	May-90	7-27.5

SPRINGFIELD	4,147,405	775,955	4,177,205	5,030,490	775,955	9,207,695	9,983,650	3,484,818	Jun-91	Jun-90	5-27.5

SUNSHINE	1,459,106	127,000	1,729,289	114,248	118,339	1,843,537	1,961,876	784,915	Nov-90	Sep-90	5-27.5

SURRY VILLAGE II	801,888	60,000	938,244	3,495	50,718	941,739	992,457	433,357	Jan-90	May-90	5-27.5

TAPPAHANNOCK GREENS	1,490,655	122,500	1,703,483	29,903	122,500	1,733,386	1,855,886	550,162	May-94	Mar-94	5-27.5

TWIN OAKS	1,130,179	53,636	1,397,601	5,276	53,636	1,402,877	1,456,513	621,162	May-90	May-90	5-27.5

VILLAGE OAKS	725,816	42,140	884,614	37,860	42,140	922,474	964,614	407,661	Feb-90	Jun-90	5-27.5

WARRENSBURG	785,198	32,000	991,475	17,218	32,000	1,008,693	1,040,693	484,885	Apr-90	Apr-90	5-27.5

WESTSIDE	2,341,154	25,000	4,022,240	(43,749)	25,000	3,978,491	4,003,491	1,624,961	Dec-90	Jun-90	5-27.5

WESTWOOD	1,398,393	96,660	1,690,074	61,950	101,030	1,752,024	1,853,054	774,815	Jul-90	Jul-90	27.5

WILMINGTON	1,040,928	75,637	1,293,362	40,121	75,637	1,333,483	1,409,120	570,746	Aug-90	Aug-90	27.5

	85,725,136	5,741,504	119,795,906	8,430,361	6,000,829	128,226,267	134,227,096	48,219,503

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2001.

There we no carrying costs as of December 31, 2001. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund II Limited Partnership – Series 9

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period – 4/1/92		$122,231,856
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,447,429
Improvements, etc	143,343
Other	0
		$3,590,772
Deductions during period:
Cost of real estate sold	$(7,395,934)
Other*	(24,083)
		$(7,420,017)
Balance at close of period – 3/31/93		$118,402,611
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	3,591,731
Improvements, etc	9,011,423
Other	0
		$12,603,154
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period – 3/31/94		$131,005,765
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,630,397
Improvements, etc	1,266,494
Other	0
		$3,896,891
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period – 3/31/95		$134,902,656

Balance at close of period – 3/31/95		$134,902,656
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	818,652
Other	0
		$818,652
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/96		$135,721,308
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	0
Other	0
		$0
Deductions during period:
Cost of real estate sold	$0
Other	(2,117,890)
		(2,117,890)
Balance at close of period – 3/31/97		$133,603,418
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	355,226
Other	0
		$355,226
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/98		$133,958,644

Balance at close of period – 3/31/98		$133,958,644
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	570,512
Other	0
		$570,512
Deductions during period:
Cost of real estate sold	$0
Other	(990,393)
		(990,393)
Balance at close of period – 3/31/99		$133,538,763
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	374,174
Other	0
		$374,174
Deductions during period:
Cost of real estate sold	$0
Other	(531,712)
		(531,712)
Balance at close of period – 3/31/00		$133,381,225
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	322,286
Other	0
		$322,286
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/01		$133,703,511

Balance at close of period – 3/31/01		$133,703,511
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	523,585
Other	0
		$523,585
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/02		$134,227,096

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period – 4/1/92		$6,203,920

Current year expense	$4,059,735

Balance at close of period – 3/31/93		$10,263,655

Current year expense	$4,195,190

Balance at close of period – 3/31/94		$14,458,845

Current year expense	$4,588,398

Balance at close of period – 3/31/95		$19,047,243

Current year expense	$4,535,644

Balance at close of period – 3/31/96		$23,582,887

Current year expense	$4,517,586

Balance at close of period – 3/31/97		$28,100,473

Current year expense	$4,359,076

Balance at close of period – 3/31/98		$32,459,549

Current year expense	$3,444,078

Balance at close of period – 3/31/99		$35,903,627

Current year expense	$4,028,593

Balance at close of period – 3/31/00		$39,932,220

Current year expense	$4,198,128

Balance at close of period – 3/31/01		$44,130,348

Current year expense	$4,089,155

Balance at close of period – 3/31/02		$48,219,503

Boston Capital Tax Credit Fund II Limited Partnership – Series 10

Schedule III – Real Estate and Accumulated Depreciation

March 31, 2002

Description	Encumb- rances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
ACKERMAN	560,718	42,000	619,380	268,398	42,000	887,778	929,778	180,608	Jun-94	Sep-93	5-27.5

ATHENS II	1,325,645	75,000	1,642,281	27,124	75,000	1,669,405	1,744,405	487,020	Jun-90	Aug-90	5-27.5

AUTUMN LANE	727,810	34,094	891,072	1,116	34,094	892,188	926,282	382,206	Nov-90	Aug-89	5-27.5

BAYTREE	949,539	44,759	1,099,246	119,417	44,759	1,218,663	1,263,422	553,873	Jul-90	Nov-88	5-27.5

BENCHMARK	1,104,182	60,600	1,137,112	203,487	60,600	1,340,599	1,401,199	566,311	Jul-90	Nov-88	5-27.5

BRENTWOOD	950,389	64,999	1,163,002	53,014	64,999	1,216,016	1,281,015	350,791	Oct-90	Nov-90	5-27.5

BRIARWOOD	1,469,312	154,900	1,898,553	(311,585)	154,900	1,586,968	1,741,868	652,629	Aug-90	Aug-90	7-27.5

BUTLER PROPERTIES	498,527	37,500	376,730	223,430	37,500	600,160	637,660	163,353	Feb-91	Dec-90	5-27.5

CANDLEWICK PLACE	1,244,555	70,800	1,500,289	70,175	70,800	1,570,464	1,641,264	416,138	Oct-92	Dec-92	5-27.5

CEDARSTONE	765,859	66,000	955,695	33,289	66,000	988,984	1,054,984	265,008	May-93	May-93	5-40

CENTREVILLE APTS.	626,522	63,073	697,069	53,939	16,000	751,008	767,008	394,282	Feb-90	Nov-90	5-27.5

CHARLTON COURT	1,189,431	56,144	1,449,050	3,301	56,144	1,452,351	1,508,495	516,621	Jan-93	Dec-92	7-27.5

CHUCKATUCK	1,441,053	128,725	1,731,557	16,773	128,725	1,748,330	1,877,055	599,960	Feb-90	Nov-90	12-40

CLOVERLEAF I	847,511	54,740	969,048	20,339	54,740	989,387	1,044,127	444,951	Apr-90	Nov-90	5-27.5

CLOVERLEAF II	866,553	66,488	981,480	22,147	66,488	1,003,627	1,070,115	449,975	Apr-90	Nov-90	5-27.5

CONNELLSVILLE	1,355,379	55,440	1,591,799	150,476	55,440	1,742,275	1,797,715	563,261	Mar-90	Nov-90	5-27.5

DALLAS	1,427,067	230,059	3,408,933	(195,432)	230,059	3,213,501	3,443,560	1,430,175	Oct-90	Dec-91	5-27.5

ELLAVILLE	779,676	45,000	977,293	915	45,000	978,208	1,023,208	446,795	Feb-90	Jul-90	5-27.5

FORSYTH	1,445,460	55,000	1,894,917	28,331	55,000	1,923,248	1,978,248	816,432	Sep-90	Jul-90	7-27.5

FREEDOM APTS.	1,041,197	144,065	1,219,436	89,906	144,065	1,309,342	1,453,407	408,948	Sep-90	Nov-90	5-27.5

GREAT FALLS	893,922	38,292	1,053,154	8,182	38,292	1,061,336	1,099,628	459,801	Oct-90	Nov-90	5-27.5

HARTWAY PROPERTIES	905,471	49,000	1,116,507	0	49,000	1,116,507	1,165,507	380,381	Jun-90	Jul-90	5-27.5

HILLTOP	1,475,287	105,000	1,916,734	56,410	105,000	1,973,144	2,078,144	851,687	Jul-90	Aug-90	7-27.5

Description	Encumbr- ances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
IRONTON ESTATES	616,545	29,500	794,461	4,189	29,500	798,650	828,150	303,895	Jan-93	May-93	5-27.5

LAMBERT SQUARE	985,388	41,200	1,243,568	19,292	41,200	1,262,860	1,304,060	295,523	Jan-93	May-93	5-50

LAWTON APTS.	1,474,988	54,400	1,848,603	30,272	54,400	1,878,875	1,933,275	968,897	Dec-92	Nov-92	10-40

LONGVIEW	864,689	25,000	1,071,946	72,281	25,000	1,144,227	1,169,227	518,641	Jun-90	Nov-90	5-27.5

MAIDU	1,937,506	56,500	4,890,261	309,590	56,500	5,199,851	5,256,351	2,070,897	Aug-90	Nov-88	27.5

MEADOWBROOK	1,464,168	75,141	1,789,549	5,194	75,141	1,794,743	1,869,884	812,200	Dec-91	Mar-91	5-27.5

MERCER APTS.	900,920	46,249	1,098,860	75,864	46,249	1,174,724	1,220,973	372,820	Aug-90	Nov-90	5-27.5

MORGANTOWN	762,611	36,000	930,187	7	36,000	930,194	966,194	264,755	Dec-90	Aug-90	5-27.5

NEWNAN	1,694,432	92,706	4,128,942	(241,002)	92,706	3,887,940	3,980,646	1,736,353	Oct-90	Dec-90	27.5

PARKWOOD	2,869,661	316,667	4,358,381	12,008	316,667	4,370,389	4,687,056	1,867,707	May-91	Mar-91	40

PEDCOR INVESTMENTS	3,168,652	200,000	4,714,711	635,088	200,000	5,349,799	5,549,799	1,508,464	Oct-90	Jul-90	5-27.5

PINETREE MANOR	971,479	30,000	1,210,633	29,584	30,000	1,240,217	1,270,217	284,549	Jan-93	Nov-92	7-40

PINEVIEW	952,742	125,000	1,178,400	8,863	125,000	1,187,263	1,312,263	512,026	Dec-90	Sep-90	7-27.5

ROSEWOOD VILLAGE	667,025	36,000	806,255	7,571	36,000	813,826	849,826	364,299	Jul-90	Jul-90	5-27.5

SOUTH FARM	1,140,286	254,636	3,486,308	7,644	254,636	3,493,952	3,748,588	1,224,234	Jul-93	Apr-93	7-40

STOCKTON ESTATES	510,360	17,500	647,699	2,472	17,500	650,171	667,671	254,450	Jan-93	Feb-93	5-27.5

STRATFORD SQUARE	745,201	63,000	443,433	469,697	63,000	913,130	976,130	230,888	Feb-93	Oct-92	5-40

SUMMER GLEN	1,469,788	147,225	1,669,056	10,711	147,225	1,679,767	1,826,992	440,418	Mar-93	Nov-92	5-40

WASHINGTON HEIGHTS	479,474	76,537	974,803	37,069	90,473	1,011,872	1,102,345	335,952	Jul-90	Nov-90	5-27.5

WEST DES MOINES	2,235,039	437,568	4,154,100	351,935	437,568	4,506,035	4,943,603	1,896,703	Jul-90	Jul-90	7-27.5

Description	Encum- brances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of Construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
WICHITA WEST	1,701,408	110,377	2,920,599	156,779	110,377	3,077,378	3,187,755	1,299,334	Jul-90	Jul-90	7-27.5

WOODSIDE HOUSING	1,469,003	60,140	1,926,294	16,376	60,140	1,942,670	2,002,810	578,626	Nov-90	Dec-90	5-27.5

	52,972,430	4,073,024	76,577,386	2,964,636	4,039,887	79,542,022	83,581,909	29,922,837

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2001.

There we no carrying costs as of December 31, 2001. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund II Limited Partnership – Series 10

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period – 4/1/92		$73,561,151
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,204,866
Improvements, etc	314,333
Other	0
		$2,519,199
Deductions during period:
Cost of real estate sold	$(7,395,934)
Other*	0
		$(7,395,934)
Balance at close of period – 3/31/93		$68,684,416
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	8,492,161
Improvements, etc	6,297,007
Other	0
		$14,789,168
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period – 3/31/94		$83,473,584
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	313,600
Improvements, etc	0
Other	0
		$313,600
Deductions during period:
Cost of real estate sold	0
Other	0
		$0
Balance at close of period – 3/31/95		$83,787,184

Balance at close of period – 3/31/95		$83,787,184
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc
Other	86,855
		$86,855
Deductions during period:
Cost of real estate sold	$0
Other	(440,637)
		(440,637)
Balance at close of period – 3/31/96		$83,433,402
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	0
Other	186,916
		$186,196
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
		$83,620,318
Balance at close of period – 3/31/97
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	116,256
Other	0
		$116,256
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/98		$83,736,574

Balance at close of period – 3/31/98		$83,736,574
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	530,895
Other	0
		$530,895
Deductions during period:
Cost of real estate sold	$0
Other	(1,589,126)
		(1,589,126)
		$82,678,343
Balance at close of period – 3/31/99
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	489,722
Other	0
		$489,722

Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/00		$83,168,065
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	156,226
Other	0
		$156,226
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/01		$83,324,291

Balance at close of period – 3/31/01		$83,324,291
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	257,618
Other	0
		$257,618
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/02		$83,581,909

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period – 4/1/92		$3,259,154

Current year expense	$2,487,975

Balance at close of period – 3/31/93		$5,747,129

Current year expense	$2,881,214

Balance at close of period – 3/31/94		$8,628,343

Current year expense	$2,883,271

Balance at close of period – 3/31/95		$11,511,614

Current year expense	$2,768,634

Balance at close of period – 3/31/96		$14,280,248

Current year expense	$2,797,002

Balance at close of period – 3/31/97		$17,077,250

Current year expense	$2,780,726

Balance at close of period – 3/31/98		$19,857,976

Current year expense	$2,397,434

Balance at close of period – 3/31/99		$22,255,410

Current year expense	$2,459,142

Balance at close of period – 3/31/00		$24,714,552

Current year expense	$2,579,970

Balance at close of period – 3/31/01		$27,294,522

Current year expense	$2,628,315

Balance at close of period – 3/31/02		$29,922,837

Boston Capital Tax Credit Fund II Limited Partnership – Series 11
Schedule III – Real Estate and Accumulated Depreciation
March 31, 2002

Description	Encum- brances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
ACADEMY HILL	1,365,122	119,500	1,607,604	22,656	119,500	1,630,260	1,749,760	675,692	Feb-91	Feb-91	5-27.5

ASPEN SQUARE	1,819,239	150,413	2,118,648	115,734	150,703	2,234,382	2,385,085	608,434	Nov-90	Nov-90	5-27.5

BRIDGEVIEW	1,352,060	50,686	1,586,090	96,589	50,686	1,682,679	1,733,365	804,007	Dec-89	Dec-90	5-27.5

BUCKEYE	1,328,889	93,421	1,584,893	80,927	93,421	1,665,820	1,759,241	528,044	Aug-90	Dec-90	5-27.5

CHURCH HILL	948,349	63,232	663,136	572,774	63,232	1,235,910	1,299,142	345,641	Jan-91	Dec-90	7-40

COPPER CREEK	1,165,033	77,750	1,410,989	58,043	77,750	1,469,032	1,546,782	403,876	Sep-90	Nov-90	5-27.5

CORONADO	290,506	9,998	1,499,265	30,082	9,998	1,529,347	1,539,345	636,426	Apr-91	Feb-91	5-27.5

CRESTWOOD	3,976,606	360,000	10,649,129	186,333	360,000	10,835,462	11,195,462	4,460,876	Jul-91	Jan-91	7-27.5

DALLAS APTS.	1,427,067	230,059	3,408,933	(195,432)	230,059	3,213,501	3,443,560	1,430,175	Oct-90	Dec-90	7-27.5

DENMARK I	763,645	54,000	915,172	5,913	54,000	921,085	975,085	410,972	Jun-90	Nov-90	27.5

DENMARK II	811,061	36,000	1,003,547	3,496	36,000	1,007,043	1,043,043	445,644	Jun-90	Nov-90	5-27.5

EL DORADO SPRINGS	575,887	22,500	735,245	23,062	17,176	758,307	775,483	351,346	Sep-90	Nov-90	5-27.5

ELDON ESTATES II	574,654	30,000	690,453	41,904	30,000	732,357	762,357	325,746	Nov-90	Dec-90	5-27.5

ELDON MANOR	554,841	7,500	787,399	32,126	7,500	819,525	827,025	370,896	Nov-90	Dec-90	5-27.5

ELDERLY HOUSING OF MACON	1,606,050	50,000	1,992,329	27,422	50,000	2,019,751	2,069,751	449,399	Apr-93	May-93	5-27.5

EUTAW ELDERLY	1,608,942	24,000	1,972,439	25,275	24,000	1,997,714	2,021,714	401,832	Dec-93	May-93	5-50

FARMERVILLE	960,627	57,015	1,195,142	42,257	57,015	1,237,399	1,294,414	335,748	Apr-91	Jan-91	5-27.5

FOREST GLADE	1,470,456	100,000	1,841,104	24,875	100,000	1,865,979	1,965,979	783,910	Dec-90	Dec-90	7-27.5

FRANKLIN SCHOOL	1,222,427	112,032	2,528,326	1,960,438	112,032	4,488,764	4,600,796	1,660,921	Dec-91	Oct-90	27.5

HARBOR VIEW	1,468,872	143,957	1,802,615	14,960	143,957	1,817,575	1,961,532	793,041	Jul-90	Dec-90	7-27.5

HILLTOP APTS.	1,407,490	178,736	1,545,237	37,942	178,736	1,583,179	1,761,915	519,011	Nov-92	Jan-93	27.5

HOLLAND SENIOR	891,962	27,500	1,096,333	56,134	27,500	1,152,467	1,179,967	517,782	Jun-90	Nov-90	27.5

HOLLY SENIOR	909,762	36,882	1,139,044	71,930	36,882	1,210,974	1,247,856	532,487	Oct-90	Nov-90	27.5

Description	Encumbr- ances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
IVAN WOODS	2,019,904	275,000	4,347,328	68,604	275,000	4,415,932	4,690,932	1,905,228	Apr-91	Feb-91	5-27.5

KAPLAN MANOR	920,585	66,000	1,106,192	108,934	66,000	1,215,126	1,281,126	334,101	Dec-90	Dec-90	7-40

LAKEWOOD	946,209	53,100	1,162,254	60,611	53,100	1,222,865	1,275,965	332,530	May-91	Jan-91	5-27.5

LICKING ASSOCIATES	402,647	14,000	316,889	176,342	14,000	493,231	507,231	183,782	Mar-92	Nov-91	5-27.5

LONDON ARMS	2,666,959	37,500	3,479,332	(10,504)	37,500	3,468,828	3,506,328	1,388,946	Dec-90	Dec-90	5-27.5

MAIDU	1,937,506	56,500	4,890,261	309,590	56,500	5,199,851	5,256,351	2,070,897	Dec-91	Mar-91	7-27.5

MANNING PROPERTIES	832,256	44,125	1,015,703	10,816	44,125	1,026,519	1,070,644	447,675	Nov-90	Nov-90	5-27.5

METTER	1,454,553	44,500	1,770,511	8,298	45,141	1,778,809	1,823,950	607,449	May-93	Dec-92	5-27.5

NEVADA MANOR	642,116	50,000	782,543	15,978	50,000	798,521	848,521	374,085	Oct-90	Nov-90	5-27.5

NEWNAN APTS.	1,694,432	92,706	4,128,942	(241,002)	92,706	3,887,940	3,980,646	1,736,353	Oct-90	Dec-90	5-27.5

OATKA VILLIAGE	911,081	35,000	1,151,205	27,028	35,000	1,178,233	1,213,233	521,935	Jun-90	Nov-90	5-27.5

RPI #18 L.P.	1,221,708	100	1,776,840	123,538	100	1,900,378	1,900,478	778,745	Dec-90	Dec-90	5-27.5

SIERRA SPRINGS	1,165,878	52,290	1,448,815	59,724	52,387	1,508,539	1,560,926	402,046	Nov-90	Nov-90	5-27.5

SOUTH FORK	1,466,842	100,000	1,782,527	38,579	100,000	1,821,106	1,921,106	556,723	Feb-91	Feb-91	5-27.5

TWIN OAKS OF ALLENDALE	775,508	71,305	951,711	(155,350)	71,305	796,361	867,666	341,194	Sep-90	Dec-90	5-27.5

WASHINGTON	949,392	55,050	1,150,878	60,994	55,050	1,211,872	1,266,922	332,347	Mar-91	Jan-91	7-40

WILDRIDGE	1,381,385	156,576	1,617,243	46,689	156,576	1,663,932	1,820,508	686,411	Apr-91	Jan-91	7-27.5

	49,888,508	3,238,933	76,652,246	4,044,309	3,234,637	80,696,555	83,931,192	30,792,353

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2001.

There we no carrying costs as of December 31, 2001. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund II Limited Partnership – Series 11

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period – 4/1/92		$75,467,308
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	44,500
Improvements, etc	862,272
Other	0
		$906,772
Deductions during period:
Cost of real estate sold	$(1,343,477)
Other*	(188,348)
		$(1,531,825)
Balance at close of period – 3/31/93		$74,842,255
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	5,762,741
Improvements, etc	1,962,905
Other	0
		$7,725,646

Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
		$82,567,901
Balance at close of period – 3/31/94
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	1,297,882
Improvements, etc	0
Other	0
		$1,297,882
Deductions during period:
Cost of real estate sold	0
Other	0
		$0
Balance at close of period – 3/31/95		$83,865,783

Balance at close of period – 3/31/95		$83,865,783
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	81,256
Other	0
		$81,256
Deductions during period:
Cost of real estate sold	$0
Other	(1,209,041)
		(1,209,041)
Balance at close of period – 3/31/96		$82,737,998
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	125,078
Other	0
		$125,078
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/97		$82,863,076
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	121,624
Other	0
		$121,624
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/98		$82,984,700

Balance at close of period – 3/31/98		$82,984,700
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	178,906
Other	0
		$178,906
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/99		$83,163,606
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	451,423
Other	0
		$451,423
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/00		$83,615,029
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	86,609
Other	0
		$86,609

Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/01		$83,701,638

Balance at close of period – 3/31/01		$83,701,638
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	229,554
Other	0
		$229,554
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/02		$83,931,192

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period – 4/1/92		$2,602,158

Current year expense	$2,916,577

Balance at close of period – 3/31/93		$5,518,735

Current year expense	$2,946,686

Balance at close of period – 3/31/94		$8,465,421

Current year expense	$4,159,331

Balance at close of period – 3/31/95		$12,624,752

Current year expense	$1,693,850

Balance at close of period – 3/31/96		$14,318,602

Current year expense	$2,889,737

Balance at close of period – 3/31/97		$17,208,339

Current year expense	$2,903,701

Balance at close of period – 3/31/98		$20,112,040

Current year expense	$2,772,892

Balance at close of period – 3/31/99		$22,884,932

Current year expense	$2,681,634

Balance at close of period – 3/31/00		$25,566,566

Current year expense	$2,650,726

Balance at close of period – 3/31/01		$28,217,292

Current year expense	$2,575,061

Balance at close of period – 3/31/02		$30,792,353

Description	Encum- brances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
AUTUMNWOOD VILLAGE	1,004,442	40,777	371,734	905,141	40,777	1,276,875	1,317,652	477,076	Apr-92	Oct-91	5-27.5

BB&L ENTERPRISES	516,925	24,000	648,985	8,857	24,000	657,842	681,842	211,895	Mar-91	May-91	5-40

BOWMAN VILLAGE	659,868	17,000	848,107	2,299	17,000	850,406	867,406	335,905	Oct-91	Jun-91	5-27.5

BRANDYWOOD	1,695,556	86,029	3,313,958	(3,369)	86,029	3,310,589	3,396,618	1,442,538	Sep-91	Dec-91	5-27.5

BRIARWICK	1,224,452	95,079	1,587,073	8,855	95,079	1,595,928	1,691,007	469,083	Apr-91	Apr-91	5-40

BUCKSPORT	1,359,565	71,500	1,683,768	94,523	71,500	1,778,291	1,849,791	579,275	Aug-91	Jun-91	7-27.5

BURKESVILLE	728,395	40,000	897,118	530	40,000	897,648	937,648	235,499	Sep-91	Jun-91	5-27.5

CALIFORNIA VII	8,616,407	820,000	9,361,922	16,316,690	803,050	25,678,612	26,481,662	5,831,558	Dec-93	Oct-92	5-27.5

CANANCHE CREEK	1,224,824	66,200	1,515,813	46,500	66,200	1,562,313	1,628,513	383,818	Jun-91	May-91	5-27.5

CARSON VILLAGE	646,586	30,000	193,264	619,992	30,000	813,256	843,256	298,750	Jun-92	Oct-91	5-27.5

CLARKSON PROP	739,464	36,000	932,918	0	36,000	932,918	968,918	244,415	Jul-91	Jun-91	7-27.5

CLYMER HOUSE	1,106,510	20,000	1,387,091	76,267	20,000	1,463,358	1,483,358	483,797	Oct-91	Jun-91	5-27.5

CORCORAN INVESTMENT	1,511,794	75,000	1,976,455	0	75,000	1,976,455	2,051,455	488,581	Nov-90	Feb-91	5-50

CORNISH PARK	1,443,007	67,390	1,761,946	130,828	68,500	1,892,774	1,961,274	647,278	Jun-91	Jun-91	5-27.5

CRESCENT CITY	1,848,694	211,000	2,297,055	(14,590)	211,000	2,282,465	2,493,465	596,068	Mar-91	Mar-91	5-50

DALLAS II	1,427,067	230,059	3,194,199	19,302	230,059	3,213,501	3,443,560	1,430,175	Oct-90	Mar-91	7-27.5

EARLIMART	1,334,367	90,000	1,711,424	827	90,000	1,712,251	1,802,251	422,941	Jun-91	Jun-91	5-50

EVANWOOD	748,040	36,000	929,102	456	32,400	929,558	961,958	270,698	May-91	Jun-91	5-27.5

FORT SMITH	739,073	87,500	2,089,062	0	87,500	2,089,062	2,176,562	678,274	Aug-94	Sep-93	7-27.5

FRANKLIN II	1,473,415	50,000	1,864,100	6,949	50,000	1,871,049	1,921,049	805,315	Nov-90	Apr-91	7-27.5

FRANKLIN HSE APARTMENTS	285,710	1,000	812,706	2,742	1,000	815,448	816,448	296,878	Jan-88	May-93	5-27.5

HAMILTON VILLAGE	564,376	18,943	368,532	347,165	18,943	715,697	734,640	273,418	Mar-92	Oct-91	5-27.5

HUNTERS PARK	1,398,326	92,750	1,650,083	13,889	92,750	1,663,972	1,756,722	394,611	Apr-91	May-91	5-27.5

Description	Encumbr- ances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
IVAN WOODS	2,019,904	275,000	4,347,328	68,604	275,000	4,415,932	4,690,932	1,905,228	Apr-91	Feb-91	5-27.5

JESUP	600,869	19,375	427,265	382,416	19,375	809,681	829,056	310,898	Jul-92	Jan-91	5-27.5

LAKERIDGE	908,833	34,832	1,103,517	11,684	34,832	1,115,201	1,150,033	457,707	Apr-91	Mar-91	5-50

LAUREL VILLAGE	655,927	15,145	256,421	570,278	15,145	826,699	841,844	310,689	May-92	Oct-91	5-27.5

LOS CABALLOS	742,406	53,886	1,006,731	1,700	26,943	1,008,431	1,035,374	283,768	Aug-91	Jul-91	5-27.5

MARLBORO	828,803	26,176	1,032,404	14,776	26,176	1,047,180	1,073,356	457,177	Feb-91	Mar-91	5-27.5

MELVILLES	884,643	18,500	1,103,074	81,260	18,500	1,184,334	1,202,834	303,555	Oct-91	Jul-91	7-40

NANTY GLO	1,463,281	35,000	1,869,757	72,436	35,000	1,942,193	1,977,193	632,617	Jul-91	Jun-91	5-27.5

NEWNAN II	1,694,432	92,706	3,868,800	19,140	92,706	3,887,940	3,980,646	1,736,353	Oct-90	Mar-91	7-27.5

NYE COUNTY	1,352,698	60,000	1,694,731	5,023	60,000	1,699,754	1,759,754	724,889	Apr-91	May-91	5-27.5

OAKLEIGH	905,623	57,500	553,121	590,266	57,500	1,143,387	1,200,887	289,726	Mar-92	Aug-91	7-40

OAKWOOD	899,410	52,000	782,736	391,141	52,000	1,173,877	1,225,877	294,637	Jan-92	Aug-91	7-40

PARKWOOD	2,869,661	316,667	4,358,381	204,068	316,667	4,562,449	4,879,116	1,867,707	May-91	Mar-91	5-27.5

PORTALES ESTATES	1,427,614	66,500	1,777,470	21,093	66,500	1,798,563	1,865,063	773,507	Jul-91	Jul-91	5-27.5

PRAIRIE WEST	493,859	65,000	983,964	15,051	73,306	999,015	1,072,321	428,784	Sep-95	Mar-91	5-27.5

RIDGEWAY COURT	895,108	48,500	1,039,377	21,716	48,500	1,061,093	1,109,593	427,667	Jan-91	Apr-91	5-27.5

RIVER REACH	1,354,522	118,750	1,656,515	15,846	118,750	1,672,361	1,791,111	679,003	May-91	May-91	7-27.5

ROCKMOOR	557,983	30,000	521,541	153,533	30,000	675,074	705,074	147,826	Mar-91	May-91	5-27.5

RPI #22	551,125	0	1,177,719	18,689	0	1,196,408	1,196,408	467,691	Jul-91	Jun-91	7-27.5

SCOTT CITY	594,126	13,000	764,225	(285)	13,000	763,940	776,940	209,399	Nov-91	Jun-91	5-27.5

SHAWNEE RIDGE	661,717	53,650	801,129	9,637	53,650	810,766	864,416	201,871	May-91	May-91	5-27.5

Description	Encum- brances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
SPRINGFIELD	4,147,405	775,955	9,620,653	(412,958)	775,955	9,207,695	9,983,650	3,484,818	Jun-91	Jul-91	5-27.5

STONEGATE MANOR	1,001,516	76,000	1,265,168	6,788	76,000	1,271,956	1,347,956	537,367	Dec-90	May-91	7-27.5

TURNER LANE	715,355	31,530	882,974	1,750	31,530	884,724	916,254	359,227	Jul-91	May-91	7-27.5

UNION BAPTIST	394,206	0	1,151,557	(371,966)	0	779,591	779,591	362,041	Apr-91	May-91	5-27.5

VILLAS LAKERIDGE	527,484	47,952	605,356	809	47,952	606,165	654,117	248,222	Mar-91	Mar-91	5-27.5

WAYNESBORO	1,359,878	50,000	1,455,507	23,764	50,000	1,479,271	1,529,271	603,609	Jan-91	Apr-91	5-27.5

WINDSOR II	727,162	51,178	887,455	12,163	51,178	899,618	950,796	394,023	Nov-90	Apr-91	7-27.5

WOODCREST	704,044	42,000	883,702	39,271	42,000	922,973	964,973	240,917	Nov-91	Jun-91	7-40

WOODSIDE	1,145,139	19,383	1,378,829	65,771	19,383	1,444,600	1,463,983	660,989	Mar-91	Apr-91	5/40

	65,381,596	4,852,412	90,653,822	20,617,317	4,814,335	111,271,139	116,085,474	37,099,758

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2001.

There we no carrying costs as of December 31, 2001. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund II Limited Partnership – Series 12

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period – 4/1/92		$79,690,665
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,428,122
Improvements, etc	7,164,766
Other	0
		$16,592,888
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period – 3/31/93		$96,283,553
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	901,206
Improvements, etc	16,586,367
Other	0
		$17,487,573
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period – 3/31/94		$113,771,126
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	2,226,528
Other	0
		$2,226,528
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$115,997,654

Balance at close of period – 3/31/95		$115,997,654
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	231,724
Other	0
		$231,724
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/96		$116,229,378
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	67,052
Other	0
		$67,052
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/97		$116,296,430
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	141,479
Other	0
		$141,479
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/98		$116,437,909

Balance at close of period – 3/31/98		$116,437,909
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	144,694
Other	0
		$144,694
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/99		$116,582,603
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(292,387)
Other	0
		$(292,387)
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/00		$116,290,215
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(743,691)
Other	0
		$(743,691)
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/01		$115,546,524

Balance at close of period – 3/31/01		$115,546,524
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	538,950
Other	0
		$538,950
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/02		$116,085,474

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period – 4/1/92		$2,036,741

Current year expense	$3,141,623

Balance at close of period – 3/31/93		$5,178,364

Current year expense	$3,409,630

Balance at close of period – 3/31/94		$8,587,994

Current year expense	$4,171,394

Balance at close of period – 3/31/95		$12,759,388

Current year expense	$4,116,629

Balance at close of period – 3/31/96		$16,876,017

Current year expense	$3,687,191

Balance at close of period – 3/31/97		$20,563,208

Current year expense	$3,611,359

Balance at close of period – 3/31/98		$24,174,567

Current year expense	$3,513,077

Balance at close of period – 3/31/99		$27,687,644

Current year expense	$3,220,274

Balance at close of period – 3/31/00		$30,907,918

Current year expense	$2,820,392

Balance at close of period – 3/31/01		$33,728,310

Current year expense	$3,371,448

Balance at close of period – 3/31/02		$37,099,758

Boston Capital Tax Credit Fund II Limited Partnership – Series 14

Schedule III – Real Estate and Accumulated Depreciation

March 31, 2002

Description	Encum- brances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
ADA VILLAGE	1,023,322	125,997	1,201,080	0	125,997	1,201,080	1,327,077	359,097	Nov-93	Jan-93	5-30

AMHERST	1,581,256	60,000	1,920,734	1,445	60,000	1,922,179	1,982,179	738,316	Jan-92	Jan-92	7-27.5

BECKWOOD MANOR	1,256,302	35,000	1,569,743	49,758	35,000	1,619,501	1,654,501	610,603	Oct-92	May-92	5-27.5

BELMONT VILLAGE	917,651	64,312	1,073,695	84,426	64,312	1,158,121	1,222,433	323,719	Dec-91	Jan-92	7-27.5

BETHEL PARK	1,476,175	265,800	1,310,374	522,002	117,500	1,832,376	1,949,876	521,417	Mar-92	Dec-91	5-40

BLANCHARD VILLAGE	214,320	42,000	727,225	(473,334)	23,726	253,891	277,617	84,153	Sep-91	Oct-91	7-40

BLANCHARD SENIOR	592,190	42,000	730,704	33,871	42,000	764,575	806,575	190,162	Jul-93	Jan-93	5-30

BRANTWOOD	1,133,527	55,500	1,382,381	15,061	55,500	1,397,442	1,452,942	559,259	Sep-91	Jul-91	7-27.5

BRECKENRIDGE	860,260	21,500	1,181,178	1,652	21,500	1,182,830	1,204,330	348,492	Mar-92	Jan-92	7-27.5

BRIARWOOD II	1,478,312	90,000	1,785,580	(192,233)	90,000	1,593,347	1,683,347	573,221	Apr-92	Feb-92	7-27.5

BRIDGE COALITION	0	0	695,990	161,305	0	857,295	857,295	276,911	Dec-91	Jan-92	27.5

BUCHANAN	719,051	63,275	833,561	35,252	63,275	868,813	932,088	381,185	Oct-90	Jul-91	7-27.5

CALIFORNIA INV V	5,314,755	401,411	10,824,261	34,554	401,411	10,858,815	11,260,226	3,617,256	Mar-90	Aug-92	7-27.5

CALIFORNIA INV VII	8,616,407	820,000	9,361,922	16,316,690	803,050	25,678,612	26,481,662	5,831,558	Dec-93	Oct-92	7-27.5

CAPITAL HOUSING	1,439,183	178,000	3,131,389	82,880	178,000	3,214,269	3,392,269	1,260,330	Jan-91	Aug-91	7-27.5

CAPITOL ONE	688,098	35,000	883,508	470	35,000	883,978	918,978	261,400	Aug-95	Mar-95	5-27.5

CARLETON COURT	2,854,920	94,360	3,954,231	227,920	94,360	4,182,151	4,276,511	1,187,096	Dec-91	Dec-91	7-34

CARRIAGE RUN	1,304,670	83,980	1,046,960	561,229	83,980	1,608,189	1,692,169	609,510	Apr-92	Oct-91	7-27.5

CEDARWOOD	1,403,571	61,698	1,477,659	234,950	61,698	1,712,609	1,774,307	402,629	Jan-92	Oct-91	7-27.5

CENTRAL VALLEY	1,808,096	141,353	2,170,282	0	141,353	2,170,282	2,311,635	493,917	Dec-91	Jan-92	5-50

CHAPARRAL	689,768	38,972	863,939	3,510	38,972	867,449	906,421	202,878	Jul-91	Aug-91	7-50

COLLEGE GREEN	3,727,860	225,000	6,774,847	72,062	225,000	6,846,909	7,071,909	1,807,838	Aug-95	Mar-95	5-27.5

COLORADO CITY	537,773	30,000	608,138	49,956	30,000	658,094	688,094	168,675	Oct-91	Oct-91	7-40

Description	Encumbr- ances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
COTTONWOOD	649,040	40,000	775,242	3,710	40,000	778,952	818,952	201,457	Jul-91	Oct-91	7-40

CRYSTAL SPRINGS	1,293,407	60,000	1,574,032	23,144	60,000	1,597,176	1,657,176	473,270	Jan-92	Jan-92	7-27.5

DAVIS VILLAGE	1,151,284	55,000	1,456,778	0	55,000	1,456,778	1,511,778	441,013	Sep-93	Jan-93	5-30

DERBY HOUSING	1,669,998	165,000	3,451,914	59,393	165,000	3,511,307	3,676,307	1,377,823	Sep-91	Jun-91	7-27.5

DEVENWOOD	864,103	76,000	1,215,772	5,118	76,000	1,220,890	1,296,890	441,219	Jan-93	Jul-92	N/A

DUNCAN VILLAGE	1,115,141	83,875	1,391,226	775	83,875	1,392,001	1,475,876	410,643	Nov-93	Jan-93	5-30

EDISON VILLAGE	1,185,698	46,536	1,425,180	51,952	46,536	1,477,132	1,523,668	567,966	Feb-92	Jul-91	7-27.5

EXCELSIOR	617,982	70,000	704,252	10,279	70,000	714,531	784,531	321,090	Apr-91	Feb-92	7-27.5

FOUR OAKS HOUSING	885,050	48,000	1,063,004	4,179	73,083	1,067,183	1,140,266	389,390	Jun-92	Mar-92	7-27.5

FRANKLIN VISTA	920,293	49,520	1,130,261	9,495	49,520	1,139,756	1,189,276	301,436	Apr-92	Jan-92	7-27.5

FRIENDSHIP	1,427,350	195,314	1,639,123	167,493	213,230	1,806,616	2,019,846	879,842	Jun-91	Jan-92	7-27.5

GLENHAVEN PARK	632,477	195,000	834,120	(64,904)	195,000	769,216	964,216	248,804	Jun-89	Jan-94	5-27.5

HARRISON CITY	1,467,086	35,521	1,792,881	109,449	35,521	1,902,330	1,937,851	708,091	Sep-92	Jul-92	7-27.5

HAVEN PARK PTRS II	478,594	225,000	1,045,411	742	225,000	1,046,153	1,271,153	473,555	Jun-89	Jan-94	5-27.5

HAVEN PARK PRTS III	481,049	225,000	1,177,089	742	225,000	1,177,831	1,402,831	346,186	Dec-89	Jan-94	5-27.5

HAVEN PARK PTRS IV	386,792	180,000	874,413	742	180,000	875,155	1,055,155	248,896	Jun-90	Jan-94	5-27.5

HESSMER	901,453	35,000	380,289	811,312	35,000	1,191,601	1,226,601	297,338	Apr-92	Dec-91	7-40

HILLMONT VILLAGE	876,333	38,000	911,697	164,639	38,000	1,076,336	1,114,336	410,746	Jan-92	Sep-91	7-27.5

HUGHES SPRINGS	781,163	35,000	947,230	46,438	35,000	993,668	1,028,668	245,466	Aug-91	Oct-91	7-40

HUNTERS RUN	1,432,859	120,000	1,169,479	557,820	120,000	1,727,299	1,847,299	658,131	Feb-92	Dec-91	7-27.5

IDEPENDENCE	1,073,357	103,901	1,237,331	74,591	103,901	1,311,922	1,415,823	530,692	Jun-91	Aug-91	7-27.5

JARRATT	824,066	55,926	1,028,925	(61,475)	55,926	967,450	1,023,376	372,395	Dec-91	Oct-91	7-27.5

Description	Encumbr- ances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
KILMARNOCK	779,814	44,000	969,309	0	44,000	969,309	1,013,309	402,513	Apr-91	Jul-91	7-27.5

KING FISHER	162,708	21,000	198,768	0	21,000	198,768	219,768	63,582	Dec-93	Jan-93	5-30

LA GAMA DEL BARIO	666,429	110,000	1,020,084	46,465	110,000	1,066,549	1,176,549	359,670	Aug-92	Jun-92	7-27.5

LAKE ISABELLA	1,977,478	360,000	2,036,815	229,471	360,000	2,266,286	2,626,286	525,743	Jan-92	Sep-91	5-50

LAKEVIEW MEADOWS	1,531,918	99,580	2,665,491	32,007	99,580	2,697,498	2,797,078	1,099,324	Jun-92	Jan-92	12-40

LAKEWOOD TERRACE	3,581,317	124,707	2,257,609	4,629,502	124,707	6,887,111	7,011,818	2,394,331	Aug-89	Nov-93	5-27.5

LEXINGTON PARK	4,778,694	500,000	7,754,757	109,722	500,000	7,864,479	8,364,479	1,992,688	Dec-93	Nov-91	7-27.5

LEXINGTON VILLAGE	206,498	23,814	246,703	0	23,814	246,703	270,517	80,791	Nov-93	Jan-93	5-30

LONACONING	1,471,686	113,305	181,203	1,558,889	113,305	1,740,092	1,853,397	438,942	Sep-92	Dec-91	5-27.5

LOUIS ASSOCIATES	794,697	13,720	1,038,651	9,652	13,720	1,048,303	1,062,023	337,224	Jan-92	Mar-92	7-27.5

MAIDU	1,937,506	56,500	5,108,838	91,013	56,500	5,199,851	5,256,351	2,070,897	Dec-91	Jan-92	7-27.5

MARION MANOR	995,087	50,000	1,237,671	36,530	50,000	1,274,201	1,324,201	306,173	Jun-92	Feb-92	7-27.5

MAYSVILLE VILLAGE	214,490	25,920	255,681	0	25,920	255,681	281,601	83,898	Oct-93	Jan-93	5-30

MCCOMB FAMILY	996,969	30,000	1,226,748	37,449	30,000	1,264,197	1,294,197	424,080	Oct-91	Oct-91	7-27.5

MONTAGUE	1,129,963	0	1,493,360	105,227	22,223	1,598,587	1,620,810	561,472	Dec-91	Dec-91	5-30

NAVAPAI	875,279	53,480	1,073,287	25,572	53,480	1,098,859	1,152,339	283,834	Apr-91	Jun-91	7-50

NEVADA CITY	3,517,433	492,000	3,954,179	135,550	492,000	4,089,729	4,581,729	902,150	Oct-91	Jan-92	5-27.5

NEW RIVER	1,471,179	46,400	1,279,522	519,597	46,400	1,799,119	1,845,519	497,286	Feb-92	Aug-91	7-27.5

NEWELLTON	930,459	57,600	1,161,263	42,690	57,600	1,203,953	1,261,553	300,860	Apr-92	Feb-92	7-40

OAKLAND VILLAGE	844,543	38,400	1,021,589	2,127	58,014	1,023,716	1,081,730	365,036	Aug-92	May-92	7-27.5

OKEMAH VILLAGE	680,984	27,752	872,256	0	27,752	872,256	900,008	266,357	May-93	Jan-93	7-27.5

Description	Encumbr- ances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
ONE NORTHRIDGE	2,038,762	190,000	3,051,424	132,820	190,000	3,184,244	3,374,244	1,044,987	Feb-92	Jan-92	7-27.5

PARKWOOD	2,869,661	316,667	4,358,381	12,008	316,667	4,370,389	4,687,056	1,821,470	May-91	Oct-91	7-27.5

PINERIDGE	974,412	31,500	494,515	779,903	31,500	1,274,418	1,305,918	274,140	Mar-92	Oct-91	7-27.5

PITTSFIELD PARK	1,037,236	204,900	781,557	614,200	58,000	1,395,757	1,453,757	422,350	Jun-92	Dec-91	5-30

PLANTATION IV	1,406,916	77,000	1,697,631	22,586	77,000	1,720,217	1,797,217	671,002	Nov-91	Dec-91	7-27.5

PORTVILLE SQUARE	901,745	66,206	1,068,007	86,761	66,206	1,154,768	1,220,974	311,772	Mar-92	Mar-92	7-27.5

PRAGUE VILLAGE	108,754	10,500	157,060	0	10,500	157,060	167,560	53,663	Mar-93	Jan-93	7-27.5

RAINIER MANOR	2,574,135	521,000	5,852,852	47,395	521,000	5,900,247	6,421,247	1,546,179	Jan-93	Mar-92	7-27.5

ROSENBERG	1,762,198	452,000	10,701,246	(8,474,815)	415,000	2,226,431	2,641,431	322,975	Jan-92	Dec-91	7-27.5

ROSEWOOD MANOR	1,427,118	175,000	1,605,480	15,627	175,000	1,621,107	1,796,107	633,931	Nov-91	Dec-91	7-27.5

SAN JACINTO	2,352,445	288,000	2,694,130	105,463	288,000	2,799,593	3,087,593	674,025	Oct-91	Jan-92	5-50

SCHROON LAKE	1,054,256	78,000	1,318,831	40,015	78,000	1,358,846	1,436,846	478,761	Jan-92	Nov-91	5-50

SCOTT PARTNERS	1,072,679	60,000	1,171,445	643,475	60,000	1,814,920	1,874,920	563,606	Nov-91	Oct-91	7-27.5

SIOUX FALLS	972,906	82,406	2,233,596	45,159	82,406	2,278,755	2,361,161	904,475	Oct-91	Nov-91	7-27.5

SMITHVILLE	1,234,354	79,790	1,465,210	47,833	79,790	1,513,043	1,592,833	685,775	May-91	Feb-92	7-27.5

SOUTH FULTON	659,764	34,000	794,896	5,885	34,000	800,781	834,781	259,437	Aug-91	Oct-91	7-27.5

STANDARDVILLE	580,497	29,500	691,006	0	29,500	691,006	720,506	199,846	Nov-91	Apr-92	5-40

ST BARNABAS	1,183,251	43,335	1,520,445	525	43,335	1,520,970	1,564,305	342,760	Dec-91	Oct-91	7-27.5

SUMMERLANE	853,702	48,700	1,010,651	3,038	48,700	1,013,689	1,062,389	398,533	Nov-91	Jul-91	7-27.5

TIONESTA MANOR	1,416,011	229,850	1,666,675	112,134	229,850	1,778,809	2,008,659	715,048	Jan-92	Feb-92	7-27.5

Description	Encumbr- ances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
TITUSVILLE	1,229,069	85,280	1,235,975	254,538	85,280	1,490,513	1,575,793	573,815	Jan-92	Dec-91	7-27.5

TOANO III	703,524	56,266	874,381	4,960	56,266	879,341	935,607	366,860	Jul-91	Jul-91	7-27.5

TOPSHAM	1,118,353	135,552	1,458,644	8,331	135,552	1,466,975	1,602,527	386,701	Aug-92	Nov-91	10-40

TOWNVIEW	1,368,299	87,238	1,713,135	137,568	87,238	1,850,703	1,937,941	530,404	Oct-91	Sep-91	5-27.5

TYRONE HOUSING	1,470,692	138,700	1,850,252	100,607	49,050	1,950,859	1,999,909	540,579	Jan-92	Dec-91	5-40

VICTORIA	1,369,570	12,500	1,733,581	10,515	12,500	1,744,096	1,756,596	647,234	Jun-92	Jan-92	5-27.5

VILLAGE TERRACE	693,160	63,000	1,529,691	800	63,000	1,530,491	1,593,491	600,968	Sep-91	May-92	5-40

WASHINGTON	1,160,144	72,396	1,494,696	2,410	72,396	1,497,106	1,569,502	599,730	Aug-91	Jul-91	7-27

WESLEY VILLAGE	1,301,167	44,750	347,831	1,260,617	44,750	1,608,448	1,653,198	421,363	Jun-92	Oct-91	5-27.5

WILDWOOD	1,253,794	94,949	1,498,290	30,956	94,949	1,529,246	1,624,195	426,645	Oct-91	Oct-91	5-40

WOODFIELD COMMONS	714,379	66,533	2,478,583	132,712	83,066	2,611,295	2,694,361	738,508	Jun-91	Sep-91	12-40

WOODSIDE	1,203,165	44,000	1,472,335	23,638	44,000	1,495,973	1,539,973	570,510	Oct-91	Nov-91	7-27.5

WYNNEWOOD VILLAGE	389,601	41,987	521,591	0	41,987	521,591	563,578	168,511	Nov-93	Jan-93	5-27.5

YORKSHIRE	916,620	29,265	1,079,451	117,606	29,265	1,197,057	1,226,322	472,673	Sep-91	Aug-91	5-27.5

ZINMASTER	1,769,691	100,000	3,307,709	24,288	100,000	3,331,997	3,431,997	1,723,208	Jan-88	Jan-95	5-27.5

	133,439,203	11,491,699	186,719,997	23,760,081	11,135,994	210,480,078	221,616,072	66,004,366

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2001.

There we no carrying costs as of December 31, 2001. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund II Limited Partnership - Series 14

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period – 4/1/92		$81,648,074
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	80,920,213
Improvements, etc	5,161,569
Other	0
		$86,081,782
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period – 3/31/93		$167,729,856
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	2,382,316
Improvements, etc	38,261,558
Other	0
		$40,643,874
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period – 3/31/94		$208,373,730
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,756,033
Improvements, etc	4,399,236
Other	0
		$9,155,269
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period – 3/31/95		$217,528,999

Balance at close of period – 3/31/95		$217,528,999
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	11,627,996
Other	0
		$11,627,996
Deductions during period:
Cost of real estate sold	$0
Other	(299,900)
		(299,900)
Balance at close of period – 3/31/96		$228,857,095
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	(9,932,304)
Other	0
		$(9,932,304)
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/97		$218,924,791
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	369,722
Other	0
		$369,722
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/98		$219,294,513

Balance at close of period – 3/31/98		$219,294,513
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	768,624
Other	0
		$768,624
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/99		$220,063,137
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	895,813
Other	0
		$895,813
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/00		$220,958,950
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	500,163
Other	0
		$500,163
Deductions during period:
Cost of real estate sold	$0
Other	(500,959)
		(500,959)
Balance at close of period – 3/31/01		$220,958,184

Balance at close of period – 3/31/01		$220,958,184
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	657,888
Other	0
		$657,888
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period – 3/31/02		$221,616,072

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period – 4/1/92		$659,075

Current year expense	$5,383,385

Balance at close of period – 3/31/93		$6,042,460

Current year expense	$6,562,213

Balance at close of period – 3/31/94		$12,604,673

Current year expense	$7,623,477

Balance at close of period – 3/31/95		$20,228,150

Current year expense	$8,161,751

Balance at close of period – 3/31/96		$28,389,901

Current year expense	$5,335,897

Balance at close of period – 3/31/97		$33,725,798

Current year expense	$6,688,907

Balance at close of period – 3/31/98		$40,414,705

Current year expense	$6,624,768

Balance at close of period – 3/31/99		$47,039,473

Current year expense	$6,550,775

Balance at close of period – 3/31/00		$53,590,248

Current year expense	$5,968,135

Balance at close of period – 3/31/01		$59,558,383

Current year expense	$6,445,983

Balance at close of period – 3/31/02		$66,004,366